UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2006

THE READER’S DIGEST ASSOCIATION, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10434	13-1726769
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pleasantville, New York	10570-7000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8: OTHER EVENTS

ITEM 8.01. Other Events

On November 16, 2006, The Reader’s Digest Association, Inc. issued a press release a copy of which is attached hereto as Exhibit 99.1.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

Filed herewith are the following:

Exhibit Number	Description
99.1	Press release of The Reader’s Digest Association, Inc. on November 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER’S DIGEST ASSOCIATION, INC.
(Registrant)

Dated: November 16, 2006	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary and
Associate General Counsel